SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): OCTOBER 31, 2002


                                NOVEON, INC.
                          -----------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                    333-61812                 13-4143915
-------------------------   ---------------------------   --------------------
(State of incorporation)     (Commission File Number)       (IRS Employer
                                                           Identification No.)


                           9911 Brecksville Road
                            Cleveland Ohio 44141
             -------------------------------------------------
                  (Address of Principal Executive Offices)
                                 (Zip Code)


                               (216) 447-5000
      ----------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      ----------------------------------------------------------------
           (Former name or address, if changed from last report)

ITEM 5.   OTHER EVENTS

          On October 31, 2002, Noveon, Inc. issued the press release attached as Exhibit 99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.


               Exhibit 99.1     Press release of Noveon, Inc. issued
                                October 31, 2002.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NOVEON, INC.



Dated:  October 31, 2002                 By:       /s/  Sean M. Stack
                                               -------------------------
                                               Sean M. Stack
                                               Vice President and Treasurer